Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
OPERATING EXPENSES:
Research and development	$ 42,224	$ 22,629	$ 9,072
General and administrative	21,971	11,098	4,703
Total operating expenses	64,195	33,727	13,775
Loss from operations	(64,195)	(33,727)	(13,775)
OTHER INCOME (EXPENSE), NET:
Other income (expense)	3,133	531	(215)
Total other income (expense), net	3,133	531	(215)
Loss before provision for income taxes	(61,062)	(33,196)	(13,990)
Provision for income taxes	(37)	(3)
Net loss	(61,099)	(33,199)	(13,990)
Other comprehensive income:
Foreign exchange translation adjustment	(5,686)	4,213	8,504
Comprehensive loss	$ (66,785)	$ (28,986)	$ (5,486)
Net loss per share attributable to ordinary shareholders—basic and diluted	$ (2.13)	$ (31.14)	$ (21.79)
Weighted average ordinary shares outstanding—basic and diluted	28,654,760	1,066,208	642,169